EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), is dated as of July 10, 2012, by and between MUSCLEPHARM CORPORATION., a Nevada corporation (the “Company”), and the subscribers set forth on the signature pages affixed hereto (each a “Subscriber” and collectively, the “Subscribers”).

WHEREAS:

A. The Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”); and

B. The parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers shall purchase (i) an aggregate of up to 200,000,000 shares (the “Common Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a per share price of $0.01 (as may be adjusted herein after the date of this Agreement, the “Per Share Purchase Price”) for an aggregate purchase price of up to $2,000,000 (the “Purchase Price”) and (ii) shall be issued warrants in the form attached hereto as Exhibit A (the “Warrants”) to purchase an aggregate of up to 100,000,000 shares of Common Stock (the “Warrant Shares”). The Common Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities.” The issuance and sale of the Common Shares and the Warrants is referred to herein as the “Offering”.

C. The aggregate proceeds of the sale of the Common Shares and the Warrants contemplated hereby shall be held in escrow by Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd floor, New York, New York 10006 (the “Escrow Agent”) pursuant to the terms of an Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit B (the “Escrow Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the “Closing Date” Subscribers shall purchase and the Company shall sell to such Subscribers the Common Shares and Warrants. The date the Escrow Agent releases the funds received from one or more Subscribers to the Company and releases the Escrow Documents (as defined in the Escrow Agreement) to the parties in accordance with the provisions of the Escrow Agreement shall be the Closing Date with respect to such released funds and Escrow Documents, and such releases are referred to herein as the “Closing.” The initial Closing shall be in the amount of $1,000,000 (the "Initial Closing"). After the Initial Closing, there may be one or more additional Closings of at least $250,000 in subscriptions (an "Additional Closing"); provided, however, that prior to accepting subscriptions for an Additional Closing, the holders of a majority of the Common Stock purchased in the Initial Closing shall have delivered a written consent approving the sale of the Securities in the Additional Closing. If the holders of a majority of the Common Stock purchased in the Initial Closing do not consent, then any subscriptions for an Additional Closing shall be rejected by the Company. In the event changes are made herein in respect of any subsequent Closing, any prior purchasers hereunder shall benefit in all respects from such changes.

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Closing Conditions. The Closing hereunder is subject to the following conditions being met:

each Subscriber’s representations and warranties being accurate and true in all material respects as of the Closing Date (unless as of a specific date therein in which case they shall be accurate and true as of such date);

the performance in all material respects of all obligations, covenants and agreements of each Subscriber and the Company that are required to be performed at or prior to the Closing Date;

the Company shall have delivered (i) a legal opinion of the Company’s counsel substantially in the form of Exhibit C attached hereto and (ii) a certificate from an authorized officer attesting that all of the Company’s representation and warranties herein are accurate and true in all material respects as of the Closing Date (unless as of a specific date therein in which case they shall be accurate and true as of such date); and

each Subscriber shall have delivered, or caused to be delivered, such Subscriber’s pro rata share of the Purchase Price to the Company, by wire transfer of immediately available funds, to an account designated by the Company in writing to the Subscribers.

Issuance of Common Shares and Warrants. On the Closing Date and against receipt of the Purchase Price payable pursuant to Section 2(d) from each Subscriber (which each Subscriber agrees to pay subject to the Company’s satisfaction of the conditions set forth in Section 2(a) through (c)), the Company shall deliver, or cause to be delivered, to each such Subscriber, a stock certificate of the Company certifying that such Subscriber is the holder of record of the number of shares of Common Stock equal to the number of “Common Shares” set forth opposite such Subscriber’s name on the signature pages hereto, and a warrant (in the form of the Warrants) representing the right to acquire the number of “Warrant Shares” set forth opposite such Subscriber’s name on the signature pages hereto.

Subscriber Representations and Warranties. Each of the Subscribers hereby severally and not jointly represents and warrants to and agrees with the Company that:

Organization and Standing of the Subscriber. Such Subscriber, if an entity, is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its assets and to carry on its business.

Authorization and Power. Such Subscriber has the requisite legal capacity, power and authority to enter into, and perform under, this Agreement and to perform under the other Transaction Documents as defined in Section 5(c), and to purchase the Securities being sold to such Subscriber hereunder and thereunder. The execution, delivery and performance of this Agreement and performance under the other Transaction Documents by such Subscriber and the consummation by such Subscriber of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate, partnership or similar action on the part of such Subscriber and no further consent or authorization is required. This Agreement has been duly authorized, executed and delivered. This Agreement will be, valid and binding obligation of such Subscriber, enforceable against such Subscriber in accordance with the terms thereof.

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No Conflicts. The execution, delivery and performance of this Agreement and performance under the other Transaction Documents and the consummation by such Subscriber of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not (i) result in a violation of such Subscriber’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which such Subscriber is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber). Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or perform under the other Transaction Documents nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

Information on Company. Such Subscriber has been furnished with or has had access to the EDGAR Website of the Commission to the Company’s filings made with the Commission during the period from the date that is two years preceding the date hereof through the tenth business day preceding the Closing Date (hereinafter referred to collectively as the “Reports”). Subscribers are not deemed to have any knowledge of any information not included in the Reports unless such information is delivered in the manner described in the next sentence. In addition, such Subscriber may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors such Subscriber deems material in deciding on the advisability of investing in the Securities. Such Subscriber was afforded (i) the opportunity to ask such questions as such Subscriber deemed necessary of, and to receive answers from, representatives of the Company concerning the merits and risks of acquiring the Securities; (ii) the right of access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable such Subscriber to evaluate the Securities; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to acquiring the Securities.

Information on Subscriber. Such Subscriber is, and will be at the time of any exercise of the Warrants, an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Such Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. Such Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. Such Subscriber has provided the information in the Accredited Investor Questionnaire attached hereto as Exhibit D (the “Investor Questionnaire”). The information set forth on the signature pages hereto and the Investor Questionnaire regarding such Subscriber is true and complete in all respects. Except as disclosed in the Investor Questionnaire, such Subscriber has had no position, office or other material relationship within the past three years with the Company or Persons (as defined below) known to such Subscriber to be affiliates of the Company, and is not a member of the Financial Industry Regulatory Authority or an “associated person” (as such term is defined under the FINRA Membership and Registration Rules Section 1011).

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Purchase of Securities. On the Closing Date, such Subscriber will purchase the Securities for such Subscriber’s own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

Compliance with Securities Act; Reliance on Exemptions. Such Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act, and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Such Subscriber understands and agrees that the Securities are being offered and sold to such Subscriber in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and regulations and that the Company is relying in part upon the truth and accuracy of, and such Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire the Securities.

Communication of Offer. Such Subscriber is not purchasing the Securities as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement (“General Solicitation”).

Restricted Securities. Such Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. Affiliate includes each Subsidiary of the Company. For the purposes of this Agreement, a “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind. For purposes of this definition, “control” means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

No Governmental Review. Such Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the Offering.

Survival. The foregoing representations and warranties shall survive the Closing Date.

Company Representations and Warranties. Other than as set forth in the Disclosure Schedule attached hereto, the Company represents and warrants to and agrees with each Subscriber that:

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Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association, joint venture, or other entity that is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. As of the Closing Date, all of the Company’s Subsidiaries and the Company’s other ownership interests therein are set forth on Schedule 5(a). The Company represents that it owns all of the equity of the Subsidiaries and rights to receive equity of the Subsidiaries set forth on Schedule 5(a), free and clear of all liens, encumbrances and claims, except as set forth on Schedule 5(a). No person or entity other than the Company has the right to receive any equity interest in the Subsidiaries. Except as set forth on Schedule 5(a), the Company further represents that neither the Company nor the Subsidiaries have been known by any other names for the five (5) years preceding the date of this Agreement.

Outstanding Stock. All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.

Authority; Enforceability. This Agreement, the Common Shares, Warrants, the Escrow Agreement, and any other agreements delivered or required to be delivered together with or pursuant to this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

Capitalization and Additional Issuances. The authorized and outstanding capital stock of the Company on a fully diluted basis and all outstanding rights to acquire or receive, directly or indirectly, any equity of the Company or any Subsidiary as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 5(d). Except as set forth on Schedule 5(d), there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or granting any right to subscribe for any shares of capital stock or other equity interest of the Company. The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company (as the same may be amended only to extend the expiration of the term of the plan) is described on Schedule 5(d). Except as set forth on Schedule 5(d), there are no preemptive rights, rights of first refusal, rights of participation or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 5(d), the issuance of the Securities as contemplated by this Agreement will not trigger any anti-dilution adjustments with respect to any capital stock, debt, equity or convertible securities of the Company that are outstanding as of the date hereof.

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Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, any Subsidiary, or any of its Affiliates, any Principal Market (as defined in Section 8(d)), or the Company’s stockholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities. The Transaction Documents and the Company’s performance of its obligations thereunder have been approved by the Company’s board of directors in accordance with the Company’s certificate of incorporation and applicable law. Any such qualifications and filings will, in the case of qualifications, be effective upon Closing and will, in the case of filings, be made within the time prescribed by law.

No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Section 4 are true and correct, neither the issuance nor the sale of the Securities nor the performance of the Company’s obligations under the Transaction Documents by the Company, will:

violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation, charter or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party, except in each case the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except in favor of each Subscriber as described herein; or

except as set forth on Schedule 5(d), result in the activation of any rights of first refusal, participation rights, pre-emptive rights, anti-dilution rights or a reset or repricing of any debt, equity or security instrument of any creditor or equity holder of the Company, or the holder of the right to receive any debt, equity or security instrument of the Company nor result in the acceleration of the due date of any obligation of the Company; or

(iv) result in the triggering of any piggy-back or other registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

The Securities. The Securities upon issuance in accordance with the terms of the Transaction Documents:

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will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws and as provided in the Transaction Documents;

will be duly and validly issued, fully paid and non-assessable;

will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company;

will not subject the holders thereof to personal liability by reason of being such holders; and

assuming the representations and warranties of the Subscribers as set forth in Section 4 hereof are true and correct, will not result in a violation of Section 5 under the 1933 Act.

Litigation. There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

No Undisclosed Events or Circumstances. Since December 31, 2010, except as disclosed in the Reports, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

Solvency. Based on the financial condition of the Company, immediately following the Closing, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted, including its capital needs taking into account the particular capital requirements of the business as now conducted by the Company, and projected capital requirements and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

No Market Manipulation. The Company and its Affiliates have not taken directly or indirectly, any action designed to, or that would reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

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Information Concerning Company. As of the date of this Agreement and the Closing Date, the Reports and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates required to be disclosed therein. Since December 31, 2010, and except as disclosed in the Reports or modified in the Reports or in the Schedules hereto, there has been no Material Adverse Effect relating to the Company’s business, financial condition or affairs. The Reports and Other Written Information including the financial statements included therein do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances and when made. The financial statements of the Company included in the Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

Defaults. The Company is not in violation of its certificate of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to the Company’s knowledge, not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the OTCQB (as defined in Section 5(v)). No prior offering will impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. Neither the Company nor any of its Affiliates will take any action or suffer any inaction or conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Securities or that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any Person acting on its or their behalf, has engaged in any form of General Solicitation in connection with the offer or sale of the Securities.

No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, except (i) to the extent disclosed in the Reports or (ii) incurred in the ordinary course of the Company businesses since December 31, 2010 and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Dilution. The Company’s executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The Company’s Board of Directors has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company or parties entitled to receive equity of the Company.

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No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise between the Company and the accountants and lawyers previously and presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date.

Investment Company. Neither the Company nor any Affiliate of the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

Reporting Company/Shell Company. The Company is a publicly-held company that files periodic and other reports pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months. As of the Closing Date, the Company is not and was not a “shell company” nor a “former shell company” as those terms are employed in Rule 144 promulgated by the Commission pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time (“Rule 144”).

Listing. The Common Stock is quoted on the OTCQB of the OTC Markets Group, Inc. (“OTCQB”) under the symbol “MSLP”. The Company has not received any written notice that the Common Stock is not eligible nor will become ineligible for quotation on the OTCQB nor that the Common Stock does not meet all requirements for the continuation of such quotation and the Company satisfies all the requirements on issuers for the continued quotation of its Common Stock on the OTCQB.

DTC Status. The Company’s transfer agent (the “Transfer Agent”) is a participant in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Transfer Agent is set forth on Schedule 5(w) hereto.

Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as necessary or required for use in connection with its business (collectively, the “Intellectual Property” and the rights to use the Intellectual Property, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. The Company has not received a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their material Intellectual Property.

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Anti-Takeover Provisions. The Company and its Board of Directors will have taken as of the Closing Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its jurisdiction of incorporation that are or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Securities and the Subscribers’ ownership of the Securities.

Title to Assets. The Company has good and marketable title to all of its real and personal property reflected in the Reports, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those that, individually or in the aggregate, do not cause and are not reasonably likely to cause a Material Adverse Effect. All leases of the Company are valid and subsisting and in full force and effect.

Compliance with Law. The business of the Company has been and is presently being conducted in accordance with all applicable federal, state, local and foreign governmental laws, rules, regulations and ordinances, except for such noncompliance that, individually or in the aggregate, would not cause a Material Adverse Effect. The Company has all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Taxes. The Company has accurately prepared and filed all federal, state, foreign and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company for all current taxes and other charges to which the Company is subject and that are not currently due and payable. None of the federal income tax returns of the Company have been audited by the Internal Revenue Service (the “IRS”). The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company for any completed tax period, nor of any basis for any such assessment, adjustment or contingency.

Books and Record Internal Accounting Controls. The books and records of the Company accurately reflect in all material respects the information relating to the business of the Company, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities.

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Material Agreements. The Company is not a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 or applicable form (collectively, “Material Agreements”) if the Company was registering securities under the Securities Act that has not been filed with the Commission. The Company has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, has received no notice of default and is not in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect. No written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company limits or shall limit the payment of dividends on the Common Stock.

Transactions with Affiliates. Except as set forth in the Reports, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (i) the Company on the one hand, and (ii) on the other hand, any officer or director of the Company or any Affiliate.

Sarbanes-Oxley Act. The Company is in material compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder that are effective, and intends to comply with other applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder upon the effectiveness of such provisions.

Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged. To the Company’s knowledge, such insurance contracts and policies are valid and in full force and effect. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is not disclosed in its financial statements that should be disclosed in accordance with GAAP and that would be reasonably likely to have a Material Adverse Effect.

Material Non-Public Information. With respect to the transactions contemplated hereby that will be publicly disclosed, the Company has not provided any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information.

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Environmental Compliance. The Company has obtained all approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws and used in its business or in the business of any of its Subsidiaries, unless the failure to possess such approvals, authorizations, certificates, consents, licenses, orders or permits, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. “Environmental Laws” shall mean all applicable laws relating to the protection of the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, the Company is also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws and there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

Company Predecessor and Subsidiaries. The Company makes each of the representations contained in Sections 5(a), (b), (d), (f), (h), (i), (j), (l), (m), (p), (r), (t), (x), (z), (aa), (bb), (cc), (dd), (ee), (ff), (gg), (hh) and (jj) of this Agreement, as same relate or could be applicable to each Subsidiary. All representations made by or relating to the Company of a historical or prospective nature and all covenants and undertakings described in Section 8 shall relate, apply and refer to the Company and Subsidiaries and their predecessors and successors.

Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers in writing prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

Survival. The foregoing representations and warranties shall survive the Closing Date for one year, but shall not be requested to be updated after the Closing.

Regulation D Offering/Legal Opinion. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to the Subscribers from the Company’s legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and the other matters set forth on Exhibit E hereto. The Company will provide, at the Company’s expense, to the Subscribers, such other legal opinions, if any, as are reasonably necessary and customary for the issuance and resale of the Warrant Shares and the Common Shares under Rule 144.

Injunction Restraining Exercise of Warrant. In the event a Subscriber shall elect to exercise a Warrant or part thereof, the Company may not refuse exercise based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, a non-appealable injunction from a court made on notice to such Subscriber, restraining and or enjoining exercise of all or part of such Warrant has been sought and obtained by the Company or the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the aggregate purchase price of the Warrant Shares which are sought to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent the judgment or decision is in Subscriber’s favor.

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Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

Transfer Restrictions.

The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Subscriber or in connection with a pledge as contemplated in Section 8(a)(ii), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the 1933 Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Subscriber under this Agreement.

The Subscribers agree to the imprinting, so long as is required by this Section 8(a), of a legend on any of the Securities substantially in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Subscriber may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the 1933 Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Subscriber may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Subscriber’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

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Certificates evidencing the Common Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 8(a)(ii) hereof), (A) following any sale of such Common Shares or Warrant Shares pursuant to Rule 144, or (B) if such Common Shares or Warrant Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Common Shares and Warrant Shares and without volume or manner-of-sale restrictions, or (C) following any sale of such Common Shares or Warrant Shares, pursuant to the plan of distribution in an effective registration statement (in compliance with any prospectus delivery requirements), or (D) if such legend is not required under applicable requirements of the 1933 Act (including judicial interpretations and pronouncements issued by the staff of the Commission) (the “Removal Date”). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Removal Date if required by the Transfer Agent to effect the removal of the legend hereunder. The Company agrees that following the Removal Date, it will, no later than five (5) trading days following the delivery by a Subscriber to the Company or the Transfer Agent of a certificate representing Common Shares or Warrant Shares, as the case may be, issued with a restrictive legend, together with any reasonable certifications requested by the Company, the Company’s counsel or the Transfer Agent (such fifth (5th) trading day, the “Legend Removal Date”), deliver or cause to be delivered to such Subscriber a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 8. Certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Subscriber by crediting the account of the Subscriber’s prime broker with the Depository Trust Company System as directed by such Subscriber if the Transfer Agent is then a participant in such system and either (i) there is an effective registration statement permitting the resale of such Securities by the Subscriber (and the Subscriber provides the Company or the Company’s counsel with any requested certifications with respect to future sales of such Securities) or (ii) the shares are eligible for resale by the Subscriber without volume limitations and may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) of the 1933 Act.

In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber unlegended Common Shares or Warrant as required pursuant to this Agreement and after the Legend Removal Date such Subscriber, or a broker on such Subscriber’s behalf, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Shares or Warrant Shares that such Subscriber was entitled to receive from the Company (a “Buy-In”), then the Company shall promptly pay in cash to such Subscriber (in addition to any remedies available to or elected by such Subscriber) the amount by which (A) such Subscriber’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate purchase price of the Common Shares or Warrant Shares delivered to the Company for reissuance as unlegended shares (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to Common Shares or Warrant Shares delivered to the Company for reissuance as unlegended shares having an aggregate purchase price of $10,000, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In. For purposes of this Agreement, the “purchase price” of a (A) Common Share shall be the Per Share Purchase Price and (B) Warrant Share shall be the Purchase Price (as defined in the Warrants).

In addition to such Subscriber’s other available remedies, the Company shall pay to such Subscriber, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Common Shares or Warrant Shares (based on the purchase price of such Common Shares and Warrant Shares) delivered for removal of the restrictive legend and subject to Section 8(a)(iii), $10 per trading day (increasing to $20 per trading day five (5) trading days after such damages have begun to accrue) for each trading day after the fifth (5th) trading day following the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Subscriber’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Subscriber shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

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Furnishing of Information; Public Information.

Until the earlier of the time that (A) no Subscriber owns any Securities, or (B) five (5) years after the Closing Date (such earliest occurrence, the “End Date”), the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the 1934 Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the 1934 Act even if the Company is not then subject to the reporting requirements of the 1934 Act. For the purposes of this Agreement, a “Change of Control” means an event in which (V) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (W) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (X) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of fifty percent (50%) or more of the outstanding Common Stock, (Y) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (Z) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than fifty percent (50%) of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination).

At any time during the period commencing from the date that is 6 months after the date hereof and ending on the earlier of (A) 36 months after the Closing Date or (B) the End Date, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to such Subscriber’s other available remedies, the Company shall pay to a Subscriber, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the pro-rata portion of such Subscriber’s Purchase Price on the day of a Public Information Failure and on every thirtieth (30th) day (prorated for periods totaling less than thirty days) thereafter until the earlier of (A) the date such Public Information Failure is cured and (B) such time that such public information is no longer required for the Subscribers to transfer the Common Shares and Warrant Shares pursuant to Rule 144. The payments to which a Subscriber shall be entitled pursuant to this Section 8(b)(ii) are referred to herein as “Public Information Failure Payments”. Public Information Failure Payments shall be paid on the earlier of (Y) the last day of the calendar month during which such Public Information Failure Payments are incurred, and (Z) the third (3rd) business day after the event or failure giving rise to the Public Information Failure Payments is cured. Nothing herein shall limit such Subscriber’s right to pursue actual damages for the Public Information Failure, and such Subscriber shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

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Stop Orders. From the date of this Agreement until the End Date, the Company will (i) provide notice to the Subscribers within twenty-four hours after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose and (ii) will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and if notice of such instruction is contemporaneously provided to the Subscribers.

Listing/Quotation. The Company shall promptly secure the quotation or listing of the Common Shares and Warrant Shares upon each national securities exchange, or automated quotation system upon which the Common Stock is quoted or listed and upon which such Warrant Shares are or become eligible for quotation or listing (subject to official notice of issuance). From the date of this Agreement until the End Date, the Company will maintain the quotation or listing of the Common Stock on the NYSE AMEX, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, Bulletin Board, New York Stock Exchange, OTC Bulletin Board, or the OTCQB (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock is referred to as the “Principal Market”), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable, and will provide the Subscribers with copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the OTCQB is the Principal Market.

Market Regulations. If required, the Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to the Subscribers.

Use of Proceeds. The proceeds of the Offering will be employed by the Company substantially for general working capital. The Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date.

Reservation. Prior to the Closing, the Company undertakes to reserve on behalf of the Subscribers from its authorized but unissued Common Stock, a number of shares of Common Stock equal to 125% of the number of Warrant Shares issuable under the Warrants, as such amount may be adjusted as provided therein (the “Required Reservation”). If at any time while the Warrants are outstanding the Company has insufficient Common Stock reserved on behalf of the Subscribers in an amount less than 125% of the amount necessary for full exercise of the outstanding Warrants, the Company will take all action necessary to increase its authorized capital to be able to fully satisfy its reservation requirements hereunder, including the filing of a preliminary proxy with the Commission not later than twenty (20) business days after the first day the Company has less than the Required Reservation. The Company agrees to provide notice to the Subscribers not later than three (3) business days after the date the Company has less than the Required Reservation reserved on behalf of the Subscriber.

DTC Program. From the date of this Agreement until the End Date, the Company will employ as the transfer agent for the Common Stock a participant in the Depository Trust Company Automated Securities Transfer Program.

Books and Records. From the date of this Agreement and until the End Date, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

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Confidentiality/Public Announcement. From the date of this Agreement and until the End Date, the Company agrees that except in connection with a Form 8-K, Form 10-Q, Form 10-K and a registration statement or statements regarding the Subscribers’ Securities or in correspondence with the Commission regarding same, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by the Subscribers or only to the extent required by law and then only upon not less than two (2) days prior notice to the Subscribers. Not later than four (4) business days after the Closing Date, the Company will file a Form 8-K describing the Offering as required by the 1934 Act. The Form 8-K will disclose the amount of Common Stock outstanding immediately after the Closing. Upon delivery by the Company to the Subscribers after the Closing Date of any notice or information, electronically or otherwise, and while a Common Share, Warrant or Warrant Share is held by any Subscriber, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within four (4) business days after any such delivery publicly disclose such material, nonpublic information on a Report on Form 8-K. In the event that the Company believes that a notice or communication to a Subscriber contains material, nonpublic information relating to the Company or its Subsidiaries, except as required to be delivered in connection with this Agreement, the Company shall so indicate to the Subscribers prior to delivery of such notice or information. Each Subscriber will be granted two business days to notify the Company that such Subscriber elects not to receive such information. In the case that a Subscriber elects not to receive such information, the Company will not deliver such information to such Subscriber. In the absence of any such Company indication, the Subscribers shall be allowed to presume that all matters relating to such notice and information do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

Non-Public Information. The Company covenants and agrees that except for the Reports, Other Written Information and schedules and exhibits to this Agreement and the Transaction Documents, which information the Company undertakes to publicly disclose on the Form 8-K described in Section 8(j) above, neither it nor any other Person acting on its behalf will at any time provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber, its agent or counsel shall have agreed in writing to accept such information as described in Section 8(j) above. The Company understands and confirms that the Subscribers shall be relying on the foregoing representations in effecting transactions in securities of the Company. The Company agrees that any information known to any Subscriber not already made public by the Company may be made public and disclosed by such Subscriber.

Governmental Authorities. From the date of this Agreement and until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

Notices. For so long as the Subscribers hold any Securities, the Company will maintain a United States address and United States fax number for notice purposes under the Transaction Documents.

D&O Insurance. For so long as the Subscribers hold any Securities, the Company will maintain directors and officers insurance for its Board of Directors.

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Purchase Price Reset.

For so long as Common Shares are held by a Subscriber (the “Protection Period”), in the event that the Company issues or sells any shares of Common Stock or any Common Stock Equivalent (as defined below) pursuant to which shares of Common Stock may be acquired or issued at a price less than the Per Share Purchase Price (adjusted as described in Section 12(n)) (such lower price, the “Base Price” and such issuances, collectively, a “Dilutive Issuance”), then the Company shall promptly and, in no event, more than five Business Days thereafter, issue additional shares of Common Stock to each Subscriber, for no additional consideration, in an amount sufficient that the pro rata portion of the Purchase Price paid by such Subscriber hereunder for the Common Shares then held, when divided by the total number of Common Shares then held by such Subscriber plus those Common Shares issued as a result of the Dilutive Issuance will equal the Base Price (such adjustment, a “Dilution Adjustment”). Such Dilution Adjustment shall be made successively whenever such an issuance is made. Notwithstanding the foregoing, this Section 8(o) shall not apply in respect of an Exempt Issuance (as defined below). Moreover, if at any time following the eight (8) month anniversary of the Closing, (i) the closing sales price of the Common Stock for twenty (20) consecutive trading days is at least 200% of the Per Share Purchase Price, (ii) the product of (A) the volume weighted average price of the Common Stock on the Principal Market and (B) its corresponding daily trading volume, each as reported by Bloomberg L.P., equals or exceeds $100,000 for such twenty (20) consecutive trading days and (iii) the Common Shares that were acquired hereunder by Subscribers who are not Affiliates of the Company were eligible for unrestricted sale pursuant to Rule 144(b)(1)(i) on the Principal Market from the six month anniversary of the Closing through at least the nine month anniversary of the Closing, this Section 8(o) shall become void and of no further effect and the Subscribers shall not be entitled to any future Dilution Adjustments hereunder. No adjustment shall be made hereunder which would require any Subscriber to surrender any shares of Common Stock to the Company.

For the purposes of this Agreement, “Common Stock Equivalent” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock. The consideration received by the Company for issuances shall be determined as set forth in the Warrant.

For the purposes of this Agreement, “Exempt Issuance” means the issuance of (A) shares of Common Stock options or similar awards to employees, officers, consultants or directors of the Company pursuant to any equity incentive plan of the Company as contemplated in Schedule 5(d), (B) securities upon the exercise or exchange of or conversion of any Securities issued hereunder, (C) securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement and listed on Schedule 5(d), provided that the effective conversion, exercise or purchase price of such securities has not been reduced by the exercise of any "ratchet" or other price protection mechanism or right to a level below the then effective Per Share Purchase Price and such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities and (D) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation of all or substantially all of the assets, securities or business division of another entity so long as such issuances are not for the principal purpose of raising capital.

Board of Directors. The Company shall take all necessary action to appoint Mark Groussman to serve on the Company’s Board of Directors for up to two years after the date hereof.

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Reverse Stock Split. Within 20 days of the Closing the Company shall file with the Securities and Exchange Commission a Schedule 14C Information Statement to effect a reverse stock split of its Common Stock of at least one-for-one hundred and shall have taken all necessary board and stockholder action necessary to effectuate the same as of such date. The Company shall promptly thereafter effect such reverse stock split and file the requisite amendment to its certificate of incorporation as soon as possible, but in no event more than ten days after the expiration of all applicable waiting periods under federal and state law (the “Waiting Period”).

Covenants of the Company and the Subscribers Regarding Indemnification. Subject to the provisions of this Section 9, the Company will indemnify and hold each Subscriber and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Subscriber (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Subscriber Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Subscriber Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Subscriber Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Subscriber Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Subscriber Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Subscriber Party may have with any such stockholder or any violations by such Subscriber Party of state or federal securities laws or any conduct by such Subscriber Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Subscriber Party in respect of which indemnity may be sought pursuant to this Agreement, such Subscriber Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Subscriber Party. Any Subscriber Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Subscriber Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such Subscriber Party’s counsel, a material conflict on any material issue between the position of the Company and the position of such Subscriber Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Subscriber Party under this Agreement (y) for any settlement by a Subscriber Party effected without the Company’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Subscriber Party’s breach of any of the representations, warranties, covenants or agreements made by such Subscriber Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Subscriber Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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(a) Right of Participation. Until twelve (12) months following the Closing Date, the Subscribers hereunder shall be given not less than five (5) days prior written notice of any proposed sale by the Company of its Common stock or other securities or equity linked debt obligations (“Other Offering”), except in connection with the Exempt Issuances. If Subscribers elect to exercise their rights pursuant to this Section 10(a), the Subscribers shall have the right during the five (5) days following receipt of the notice, to purchase in the aggregate up to all of such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale, relative to each other in proportion to the amount of Common Shares issued to them on Closing Date. Subscribers who participate in such Other Offering shall be entitled at their option to purchase, in proportion to each other, the amount of such Other Offering that could have been purchased by Subscribers who do not exercise their rights hereunder until up to the entire Other Offering is purchased by Subscribers. In the event such terms and conditions are modified during the notice period, Subscribers shall be given prompt notice of such modification and shall have the right during the five (5) days following the notice of modification to exercise such right.

(b) Maximum Exercise of Rights. In the event the exercise of the rights described in Section 10(a) or the application of the Dilution Adjustment set forth in Section 8(o) would or could result in the issuance of an amount of Common Stock of the Company that would exceed the maximum amount that may be issued to a Subscriber calculated in the manner described in Section 9 of the Warrant, then the issuance of such additional shares of Common Stock to such Subscriber (but not the payment to the Company of the purchase price for the common stock or other securities or equity linked debt obligations sold in the Other Offering) will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such Common Stock without exceeding the applicable maximum amount calculated in the manner described in Section 9 of the Warrant and such Subscriber notifies the Company accordingly.

Piggy-Back Registrations. Until 180 days after the Closing Date, there is not an effective registration statement covering all of the Common Shares and Warrant Shares and the Company determines to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, but excluding Forms S-4 or S-8 and similar forms which do not permit such registration, then the Company shall send to each Subscriber not then eligible to sell all of their Common Shares and Warrant Shares under rule 144(b)(1)(i) written notice of such determination and, if within fifteen calendar days after receipt of such notice, any such holder shall so request in writing, the Company shall include in such registration statement all or any part of the Common Shares and Warrant Shares such Subscriber requests to be registered, subject to any cutbacks in accordance with guidance provided by the Securities and Exchange Commission (including, but not limited to, Rule 415). Notwithstanding the foregoing, in the event that, in connection with any underwritten or registered direct public offering, the managing underwriter(s) or lead placement agent thereof, as the case may be, shall impose a limitation on the number of shares of Common Stock which may be included in a registration statement because, in such underwriter(s)’ or placement agent’s judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Common Shares and Warrant Shares with respect to which a Subscriber has requested inclusion hereunder as the underwriter or placement agent shall permit; provided, however, that (i) the Company shall not exclude any Common Shares and Warrant Shares unless the Company has first excluded all securities outstanding prior to the date of this Agreement, the holders of which are not contractually entitled prior to the Closing Date to inclusion of such securities in such registration statement or are not contractually entitled to pro rata inclusion with the Common Shares and Warrant Shares and (ii) after giving effect to the immediately preceding proviso, any such exclusion of Common Shares and Warrant Shares shall be made pro rata among the Subscribers seeking to include Common Shares and Warrant Shares and the holders of other securities having the contractual right to inclusion of their securities in such registration statement in proportion to the number of Common Shares and Warrant Shares or other securities, as applicable, sought to be included by each such Subscriber or other holder. The obligations of the Company under this Section may be waived by any holder of any of the Securities entitled to registration rights under this Section 11. The holders whose Common Shares and Warrant Shares are included or required to be included in such registration statement are granted the same rights, benefits, liquidated or other damages and indemnification granted to other holders of securities included in such registration statement. In no event shall the liability of any holder of Securities or permitted successor in connection with any Common Shares and Warrant Shares included in any such registration statement be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of the Common Shares and Warrant Shares sold pursuant to such registration or such lesser amount in proportion to all other holders of Securities included in such registration statement. All expenses incurred by the Company in complying with Section 11, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the NASD, transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of registrable securities are called "Selling Expenses." The Company will pay all Registration Expenses in connection with the registration statement under Section 11. Selling Expenses in connection with each registration statement under Section 11 shall be borne by the holder and will be apportioned among such holders in proportion to the number of shares included therein for a holder relative to all the Securities included therein for all selling holders, or as all holders may agree.

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Miscellaneous.

Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (A) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (B) on the third (3rd) business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (1) if to the Company, to: MUSCLEPHARM CORPORATION., 4721 Ironton Street, Building A, Denver, CO 80239, Attn: Brad J. Pyatt, Chief Executive Officer, facsimile: (800) 490-7165 with a copy to: Jones & Keller, P.C., 1999 Broadway, Suite 3150, Denver, CO 80202, Attn: Reid A. Godbolt, facsimile: (303) 573-1600 , and (2) if to the Subscribers, to: the addresses and fax numbers indicated on the signature pages hereto, with an additional copy by fax only to: Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006, Attn: Harvey J. Kesner, Esq., facsimile: (212) 930-9725.

Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. All exhibits and schedules attached hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Neither the Company nor the Subscribers has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Subscriber (other than by merger). Any Subscriber may assign any or all of its rights under this Agreement to any Person to whom such Subscriber assigns or transfers any Securities, provided that the Company is provided prompt written notice of such assignment and, unless such assignment or transfer occurs after the legend set forth in Section 8(a)(ii) has been or may be removed or in connection with which the Securities will be issued or reissued without such legend, such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Subscribers.”

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Amendments; Waivers. Except as otherwise set forth herein, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, by the Company and the Subscribers holding at least fifty-one percent (51%) in interest of the Common Shares then outstanding; provided that none of the Closing conditions in Section 2 that need to be satisfied by the Company nor any accrued interest or damages due a Subscriber hereunder may be waived, modified, supplemented or amended as against any one Subscriber without the prior written consent of such Subscriber; and provided, further than all waivers, modifications, supplements or amendments effected by less than all Subscribers impact all Subscribers in the same fashion. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by electronic transmission.

Law Governing this Agreement; Consent to Jurisdiction. This Agreement and the other Transaction Documents shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Agreement and the other Transaction Documents shall brought in the state courts or federal courts located in New York, New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted in compliance with this Section 12(e) and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement agree, with respect to the Transaction Documents, to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

Specific Enforcement. The Company and the Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

Calendar Days. All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated. The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

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Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

Successor Laws. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to such laws, rules, regulations and forms. A successor rule to Rule 144(b)(1)(i) shall include any rule effective after the Closing Date that would be available to a non-Affiliate of the Company for the sale of Common Stock not subject to volume restrictions and after a six month holding period.

Damages. In the event a Subscriber is entitled to receive any liquidated or other damages pursuant to the Transactions Documents, the Subscriber may elect to receive the greater of actual damages or such liquidated damages. In the event a Subscriber is granted rights under different sections of the Transaction Documents relating to the same subject matter or which may be exercised contemporaneously, or pursuant to which damages or remedies are different, such Subscriber is granted the right in such Subscriber’s absolute discretion to proceed under such section as such Subscriber elects.

Independent Nature of Subscribers. The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because the Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

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Equal Treatment. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered and paid to all the Subscribers and their permitted successors and assigns.

Equitable Adjustment. Warrant exercise prices, amount of Warrant Shares, trading volume amounts, Per Share Purchase Prices, price/volume amounts and similar figures in the Transaction Documents shall be equitably adjusted to offset the effect of stock splits, similar events and as otherwise described in this Agreement and Warrants.

Certain Fees.

Except as set forth on Schedule 12(o), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Subscribers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for any fees that may be due in connection with the transactions contemplated by the Transaction Documents other than as a result of an agreement or other arrangement entered into by a Subscriber with a third party broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to such Subscriber’s activities in connection with the transactions contemplated by the Transaction Documents.

The Company shall pay to Sichenzia Ross Friedman Ference LLP (“SRFF”) at the Closing out of funds deposited pursuant to the Escrow Agreement, by wire transfer of immediately available funds to an account designated by SRFF in writing prior to the Closing, the amount set forth on Schedule 12(o) as reimbursement for legal fees and expenses rendered to Subscribers in connection with the transactions described in the Transaction Documents.

[Signature Pages Follow]

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COMPANY SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MUSCLEPHARM CORPORATION

By:	_/s/ John H. Bluher
	Name:	John H. Bluher
	Title:	Executive Vice President
Chief Operating Officer